                                                                   Exhibit 10.22


                                    EXHIBIT D

                         PATENT AND INVENTION DISCLOSURE
                        ASSIGNMENT AND LICENSE AGREEMENT

         This Agreement is made effective as of February 26, 1998 ("Effective Date"), between Micron Electronics, Inc. ("MEI"), a corporation having an office at 900 East Karcher Road, Nampa, Idaho 83687, and MCMS, Inc. (f/k/a Micron Custom Manufacturing Services) ("MCMS"), a corporation having a place of business at 16399 Franklin Road, Nampa, Idaho 83687.

         Whereas, this Agreement is made pursuant to, and is attached as a Exhibit to, that Recapitalization Agreement dated December 21, 1997 by and among MCMS, MEI, and Cornerstone Equity Investors IV, L.P.;

         Whereas MEI is the owner of certain United States patents, patent applications, and invention disclosures; and

         Whereas MCMS desires to acquire MEI's entire right, title and interest in and to the Patents, as defined below; and

         Whereas MEI is willing to assign the Patents to MCMS for good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and on the terms and conditions set forth in this Agreement;

         Now, therefore, MEI and MCMS hereby agree to the following:

1.      Definitions

        1.1. "Affiliates" shall mean MEI's Subsidiaries, MEI's Parent, and the Subsidiaries of MEI's Parent.

        1.2. "Subsidiary" shall mean a corporation, company, or other legal entity (i) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by MEI or Micron Technology, Inc.; or (ii) which does not have outstanding shares or securities, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company, or other entity is, now or hereafter, owned or controlled, directly or indirectly, by MEI or Micron Technology, Inc.

        1.3. "Parent" shall mean a corporation, company, or other legal entity (i) owning or controlling, directly or indirectly, now or hereafter, more than fifty percent (50%) of the outstanding shares or securities (representing the

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                           right to vote for the election of directors or other managing authority) of MEI; or (ii) owning or controlling, now or hereafter, directly or indirectly, more than fifty percent (50%) of the ownership interest that represents the right to make decisions for MEI.

                  1.4. "Patents" shall mean United States patents listed in Exhibit A, United States patent applications listed in Exhibit B, and MEI invention disclosures listed in Exhibit C, including all divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, foreign counterparts or equivalents thereof, and all inventions claimed or disclosed within the foregoing.

         2.       Warranties

                  2.1. MEI warrants that it is the sole owner of the Patents, that MEI has not previously granted any assignment or exclusive license in or to the Patents to any third party, and that MEI has the full right and capacity to assign the Patents to MCMS, and to enter into and carry out its obligations under this Agreement, without conflicting with any other obligation of MEI.

         3.       Assignment and Grant Back License

                  3.1. MEI agrees to assign, and hereby does assign, to MCMS, MEI's entire right, title and interest in and to the Patents, including without limitation, damages and payments for past or future infringements thereof, if any, and the right to bring suit and recover against any third party for acts of infringement occurring before the date of this Agreement, if any. MEI agrees to execute, concurrently herewith, a formal assignment document (the "Assignment") for the Patents in the form attached hereto. In the event of any conflict between the provisions of this Agreement and the Assignment, the provisions of this Agreement shall take precedence.

                  3.2. Within thirty (30) days after the date of this Agreement, MEI will deliver to MCMS all documentation in MEI's possession or control relating to the Patents. MEI may, at its discretion, retain a copy of any documentation provided to MCMS pursuant to this subparagraph.

                  3.3. MCMS hereby grants MEI and MEI's Affiliates, an irrevocable (except as set forth in Section 3.6), non-transferable, fully paid up, worldwide, non-exclusive license to practice all inventions covered by the Patents, and to make and have made, use, offer for sale, sell, and lease products, which, without the license granted hereunder, would constitute an infringement of the Patents. MEI shall have no right to sublicense the Patents to any third party without the prior written consent of MCMS, which consent shall not

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Assignment and License Agreement
                           be unreasonably withheld, provided, however, that MCMS's failure to consent to MEI's grant of a sublicense to an MCMS competitor shall not be deemed to be unreasonable.

                  3.4. MEI and MEI's Affiliates shall not assign or transfer any of its rights granted hereunder without the prior written consent of MCMS. Notwithstanding the foregoing, an assignment or transfer of the Agreement and the licenses granted therein may be effected by operation of law, such as for example, by merger, consolidation, sale of the business or assets, reincorporation, or nonbankruptcy reorganization.

                  3.5. Neither MCMS nor MEI shall be required to disclose or to license to the other any inventions and improvements relating to the Patents which are first conceived after the Effective Date.

                  3.6. This Agreement shall commence on the Effective Date and shall continue thereafter in perpetuity; provided, however, that either party may, upon ninety
                           (90) days written notice to the other party, terminate this Agreement in the event of a material breach thereof by such party; provided, further, that if such breach is cured within such ninety (90) day period, this Agreement shall not be so terminated.

         4.       Miscellaneous

                  4.1. Except as set forth in the Recapitalization Agreement, both MEI and MCMS neither warrant nor represent that the use of the Patents will not result in infringement of any patents of any third party.

                  4.2. MEI shall indemnify and hold MCMS and its Affiliates and their respective officers, directors, employees, agents, shareholders, principals, successors and assigns harmless from and against any claims, judgments, damages, costs (including attorneys' fees) and expenses arising out of MEI's and MEI's Affiliates' practice of the Patents under this Agreement, including without limitation any claim alleging infringement or misappropriation of third party intellectual property rights.

                  4.3. MEI shall, at MCMS' expense, cooperate with and assist MCMS in the provision of documents and information in connection with the Patents as reasonably necessary to effectuate the procurement and maintenance of the Patents. MCMS shall have the exclusive right, but shall not be obligated, to take appropriate legal action against any third party that to its knowledge infringes the Patents.

                  4.4. No modification of or amendment to this Agreement shall be valid unless in a writing signed by the parties hereto referring specifically to this

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                 Agreement and stating the parties' intention to modify or amend the same. Any waiver of any term or condition of this Agreement must be in a writing signed by the party hereto sought to be charged with such waiver referring specifically to the term or condition to be waived, and no such waiver shall be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this Agreement.

        4.5. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below or to such other address or to the attention of such other person as one party may designate by written notice to the other party hereto.

        NOTICES TO MEI SHALL BE ADDRESSED TO:

                  Micron Electronics, Inc.
                  900 East Karcher Road
                  Nampa, Idaho  83687
                  Attention:  General Counsel
                  Telecopy No:  (208) 893-8711

                  WITH A COPY TO:
                  (which shall not constitute notice to MEI)

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York  10019
                  Attention:  Barry A. Bryer
                  Telecopy No:  (212) 403-2000

                  NOTICES TO MCMS SHALL BE ADDRESSED TO:

                  MCMS, Inc.
                  16399 Franklin Road
                  Nampa, Idaho 83687
                  Attention:  President
                  Telecopy No:  (208) 898-2789

                  WITH A COPY TO:
                  (which shall not constitute notice to MCMS)

                  Cornerstone Equity Investors, L.L.C.
                  717 Fifth Avenue



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Assignment and License Agreement

                  Suite 1100
                  New York, New York  10022
                  Attention:  Tony Downer
                              Michael E. Najjar
                  Telecopy No:   (212) 826-6798

                  and

                  Kirkland & Ellis
                  153 East 53rd Street
                  New York, New York  10022
                  Attention:  Frederick Tanne
                  Telecopy No:  (212) 446-4900

         4.6 The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word "including" herein shall mean "including without limitation."

         4.7 The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any person.

         4.8 This Agreement and the Recapitalization Agreement contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter.

         4.9 Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

         4.10 Except as specifically provided herein, neither MEI nor MCMS shall act or represent or hold itself out as having authority to act as an agent or partner of the other party, or in any way bind or commit the other party to any obligations. The rights, duties, obligations and liabilities of the parties shall be several and not joint or collective, and nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

         4.11 The terms and conditions of this Agreement shall be governed by and interpreted under the laws of the State of Idaho, and may not be superseded, amended or modified except by written agreement between

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                  the parties. Any litigation brought by a party to this agreement shall be brought exclusively in the state or federal courts located in Idaho.

                  In witness whereof, this Agreement has been executed by duly authorized representatives of the parties on the date below.


Micron Electronics, Inc.                   MCMS, Inc.


By: /s/ T. Erik Oaas                       By: /s/ Robert F. Subia
    ---------------------------------          ---------------------------------
    T. Erik Oaas                               Robert F. Subia
    Executive Vice President,                  President and Chief Executive
    Finance and Chief Financial Officer        Officer

Date: February 26, 1998                    Date: February 26, 1998



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Assignment and License Agreement

                                   Exhibit A

                                    PATENTS

1. U.S. Patent No. 4,885,841 for "Vibrational Method of Aligning the Leads of Surface Mount Electronic Components with the Mounting Pads of Printed Circuit Boards During the Mollen Solder Mounting Process," issued December 12, 1989.

2. U.S. Patent No. 5,247,844 for "Semiconductor Pick-and-Place Machine Calibration Apparatus," issued September 28, 1993.

3. U.S. Patent No. 5,237,622 for "Semiconductor Pick-and-Place Machine Automatic Calibration Apparatus," issued August 17, 1993.

4. U.S. Patent No. 5,433,013 for "Fixture For Alignment of Vacuum Nozzles On Semiconductor Manufacturing Equipment," issued July 18, 1995.

5. U.S. Patent No. 5,385,291 for "Method Employing an Elevating of Atmospheric Pressure During The Heating and/or Cooling Phases of Ball Grid Array (BGA) Soldering of An IC Device to A PCB," issued January 31, 1995.

6. U.S. Patent No. 5,539,992 for "Fixture For Alignment of Vacuum Nozzles on Semiconductor Manufacturing Equipment," issued July 30, 1996.

7. U.S. Patent No. 5,537,204 for "Automatic Optical Pick-and-Place Calibration and Capability Analysis System For Assembly of Components onto Printed Circuit Boards," issued July 16, 1996.

8. U.S. Patent No. 5,540,376 for "Angled Pallets For Wave Soldering," issued July 30, 1996.

9. U.S. Patent No. 5,617,990 for "Shield and Method for Selective Wave Soldering," issued April 8, 1997.

10. U.S. Patent No. 5,667,077 for "Module Handling Apparatus And Method With Rapid Switchover Capability," issued September 16, 1997.

11. U.S. Patent No. 5,704,535 for "Shield and Method for Selective Wave Soldering," will issue January 6, 1998.

                                   Exhibit B

                              PATENT APPLICATIONS

1. U.S. Patent Application No. 08/800,069 for "Air Bladder Fixture Tooling for Supporting Circuit Board Assembly Processing," filed February 12, 1997.

2. U.S. Patent Application No. 08/602,346 for "Improved Actuator Stem and Actuator Design," filed February 16, 1996.

3. U.S. Patent Application No. 08/410,388 for "Spring Roll Pins For Printed Circuit Board Routing," filed July 29, 1993.

4. U.S. Patent Application No. 08/686,781 for "Wave Solder Method For Attaching Components to A Printed Circuit Board," filed July 25, 1996.

5. U.S. Patent Application No. 08/553,763 for "Thermal Box For A Semiconductor Test System," filed October 23, 1995.

6. U.S. Patent Application No. 08/891,954 for "Module Handling Apparatus and Method With Rapid Switchover Capabilities," filed July 14, 1997.

7. U.S. Patent Application No. 08/712,371 for "Universal Testing Device," filed September 11, 1996.

8. U.S. Patent Application No. 08/695,613 for "Fixture For Testing and Prepping Light-Emitting Diodes," filed August 12, 1996.

9. U.S. Patent Application No. 08/706,448 for "Method And Apparatus For Depositing Solder and Adhesive Materials Onto A Printed Circuit Board," filed September 3, 1996.

10. U.S. Patent Application No. 08/775,664 for "Salvage Method and Apparatus For Recovering Microelectronic Components From Printed Circuit Boards," filed December 31, 1996.

11. U.S. Patent Application No. 08/761,701 for "Universal Fixture For Holding Printed Circuit Boards During Processing," filed December 6, 1996.

12. U.S. Patent Application No. 08/772,155 for "Method and Apparatus For Preserving Solder Paste in the Manufacturing of Printed Circuit Board Assemblies," filed December 20, 1996.

13. U.S. Patent Application No. 08/773,624 for "Method and Apparatus For Coupling Together Printed Circuit Boards," filed December 20, 1996.

14. U.S. Patent Application No. 08/855,092 for "Electronic Component Connecting Tool and Method," filed May 13, 1997.

15. U.S. Patent Application No. 08/885,315 for "Apparatus for Using A Damage IC," June 30, 1997.

16. U.S. Patent Application No. 08/885,670 for "Method of Using A Damaged IC," filed June 30, 1997.

17. U.S. Patent Application No. 08/918,613 for "Apparatus for Bending Component Leads," filed August 22, 1997.

18. U.S. Patent Application No. 08/916,691 for "Method For Bending Component Leads," filed August 22, 1997.

19. U.S. Patent Application No. 08/833,914 for "Universal Fixture For Supporting and Holding Populated Sides of Printed Circuit Board Assemblies During Processing," filed April 10, 1997.

20. U.S. Patent Application No. 08/895,765 for "Apparatus For Calibrating Surface Mounting Processes In Printed Circuit Board Assembly Manufacturing," filed July 17, 1997.

21. U.S. Patent Application No. 08/895,766 for "Method For Calibrating Surface Mounting Processes in Printed Circuit Board Assembly Manufacturing," filed July 17, 1997.

22. U.S. Patent Application No. 08/882,479 for "Apparatus For Holding Printed Circuit Board Assemblies in Manufacturing," filed June 25, 1997.

23. U.S. Patent Application No. 08/882,480 for "Method For Holding Printed Circuit Board Assemblies in Manufacturing," filed June 25, 1997.

24. U.S. Patent Application No. 08/852,335 for "Alignment Fixture For Solder-Wave Machine," filed May 2, 1997.

25. U.S. Patent Application No. 08/897,093 for "Solder Paste Brick," filed July 18, 1997.

26. U.S. Patent Application No. 08/896,412 for "Method of Attaching a Device To A Circuit Board," filed July 18, 1997.

27. U.S. Patent Application No. 08/925,188 for "Apparatus For Supporting Printed Circuit Board Assemblies," filed September 8, 1997.

28. U.S. Patent Application No. 08/926,139 for "Method For Supporting Printed Circuit Board Assemblies," filed September 8, 1997.

29. U.S. Patent Application No. 08/919,626 for "Improved Carrier Socket For Receiving A Damaged IC," filed August 28, 1997.

30. U.S. Patent Application No. 08/919,536 for "Improved Carrier Socket For Receiving A Damaged IC," filed August 28, 1997.

31. U.S. Patent Application No. 08/924,278 for "High Speed Interface For Testing Semiconductor Components," filed September 8, 1997.

32. U.S. Patent Application No.____________ for "Air Bladder Fixture Tooling For Supporting Circuit Board Assembly Processing," filed February 11, 1998.

33. U.S. Patent Application No.____________ for "Real-Time Manufacturing Process Control Monitoring Method," filed February 3, 1998.

34. U.S. Patent Application No.____________ for "Real-Time Manufacturing Process Control Monitoring Apparatus," filed February 3, 1998.

35. U.S. Patent Application No.____________ for "Glass Parts Pick-Up Jig," filed January 20, 1998.

36. U.S. Patent Application No.____________ for "Method For Calibrating A Pick and Place Machine Using A Glass Parts Pick-Up Jig," filed January 20, 1998.

37.  U.S. Patent Application No.             for "Z Origin Calibration Jig,"
     filed January 20, 1998.

38.  U.S. Patent Application No.             for "Method For Calibrating The
     Z-Origin Position," filed January 20, 1998.

39. U.S. Patent Application No. 08/772,155 for "Method For Preserving Solder Paste In The Manufacturing of Printed Circuit Board Assemblies," filed November 24, 1997

40.  U.S. Patent Application No.             for "Universal Fixture For Holding
     Printed Circuit Boards During Processing," filed December 13, 1997

41.  U.S. Patent Application No.             for "Universal Fixture For Holding
     Printed Circuit Boards During Processing," filed December 13, 1997

42.  U.S. Patent Application No.             for "Universal Fixture For Holding
     Printed Circuit Boards During Processing," filed December 13, 1997.

43.  U.S. Patent Application No.             for "Universal Fixture For Holding
     Printed Circuit Boards During Processing," filed December 13, 1997.

                                   Exhibit C

                             Invention Disclosures

1.   "Apparatus for Bending Component Leads," disclosed August 30, 1996.
2. "A Reflow Soldering Method and Apparatus," formerly known as "PCMCIA Reflow Card Connector Pallet," disclosed March 5, 1997.
3.   "Calibration Jig for an Automated Placement Machine," disclosed June 6,
     1997.
4. A Device for the Recognition and Attachment of Solder Spheres to BGA Components," disclosed August 8, 1997.
5. "A Method And Apparatus For Leveling The Upper Surface of A PCB," formerly known as "XYZ-Lock," disclosed August 18, 1997.
6.   "Paste Containment Barrier," disclosed September 8, 1997.
7.   "Safety Switch for Oxygen Analyzer Unit," disclosed September 15, 1997.
8.   "Ganged Modular Connector Test Device," disclosed September 11, 1997.
9. "Non Connected Drainage Channels for Selective Wave Solder Pallets," disclosed October 3, 1997.
10. "Handler For Printed Circuit Boards and Stencil Templates," formerly known as "Template Visualizer," disclosed October 14, 1997.
11.  "Fuji IP, Fuji CP6 Cycle Stop Lock Out Tag Out," disclosed October 16,
     1997.
12.  "Fine Pitch Wash Base," disclosed October 16, 1997.
13.  "CTool Light Guide," disclosed October 16, 1997.
14.  "Wire Formers," disclosed November 5, 1997.
15.  "Mini Temperature Chamber," disclosed December 15, 1997.
16.  "UV Safety Sleeve with a Vacuum Hose Attached," disclosed December 15,
     1997.
17. "Method to Convert WE-per-byte Functionality to CAS-per-byte," disclosed November 26, 1997.
18.  "Camera Aided Screen Printer Calibration Process," disclosed January 22,
     1998
19.  "Cable Accessibility Bracket," disclosed February 5, 1998
20. "Method For Data And Data Clock Alignment In A SLDRAM System," disclosed February 2, 1998.
21.  "Dark Horse Tester Adjustable Guides," disclosed February 2, 1998.
22.  "FUJI CP6 Access Safety Switch," disclosed February 2, 1998.
23.  "Module Edge Cleaner," disclosed February 11, 1998.